UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

MEDEQUITIES REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-37887 (Commission File Number)	46-5477146 (IRS Employer Identification No.)

3100 West End Avenue, Suite 1000 Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

Registrant’s telephone number, including area code: (615) 627-4710

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 15, 2019, MedEquities Realty Trust, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders approved the proposal described below, which relates to the previously announced Agreement and Plan of Merger, dated as of January 2, 2019, as amended on March 26, 2019 (the “Merger Agreement”), by and among the Company, MedEquities OP GP, LLC, MedEquities Realty Operating Partnership, LP, Omega Healthcare Investors, Inc. (“Omega”) and OHI Healthcare Properties Limited Partnership.

Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, the Company will merge with and into Omega (such merger transaction, the “Merger”) at the effective time of the Merger, with Omega continuing as the surviving company in the Merger.

As there were sufficient votes to approve Proposal 1, stockholder action on a second proposal, to approve adjournment of the Special Meeting to another date, time or place, if necessary or appropriate, to solicit additional proxies in favor of Proposal 1, was not required and the Company did not call the vote on that proposal. The final voting results with respect to the proposal voted upon at the Special Meeting are set forth below. The proposal is described in detail in the definitive proxy statement/prospectus for the Special Meeting, filed with the Securities and Exchange Commission on April 8, 2019.

Proposal 1:  To consider and vote on the Merger.

For	Against	Abstentions
25,325,371	12,842	102,957

Item 8.01.             Other Events.

On May 15, 2019, the Company issued a press release announcing the results of the Special Meeting and a payment date of May 15, 2019 for the Company’s previously announced cash dividend of $0.21 per share, the payment of which was conditioned upon the approval of the Merger by the Company’s stockholders. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated May 15, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedEquities Realty Trust, Inc.

Dated: May 15, 2019	By:	/s/ Jeffery C. Walraven
Jeffery C. Walraven
Executive Vice President and Chief Financial Officer